                                                                    EXHIBIT 20.1

                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1997-2
                  _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on July 15, 2003, and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series 1997-2 Class A Certificates
         and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.039167

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                                $1.039167

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                               $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.200278

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                                $1.200278

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                               $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1997-2 Certificates

                  (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly
                          Period immediately preceding the Distribution Date                                     $77,326,851.64

                  (b)     The aggregate amount of Interchange collected and allocated to the Trust for the
                          Monthly Period immediately preceding the Distribution Date                              $5,790,301.02

                      _____________________________________

                         Series 1997-2 Monthly Statement
                         July 15, 2003 Distribution Date
                      _____________________________________

                  (c)     The aggregate amount of Principal Receivables collected during the Monthly
                          Period immediately preceding the Distribution Date                                    $519,242,748.88

                  (d)     The Floating Allocation Percentage with respect to the Series 1997-2
                          Certificates for the Monthly Period immediately preceding the Distribution Date            10.669428%

                  (e)     The Principal Allocation Percentage with respect to the Series 1997-2
                          Certificates for the Monthly Period immediately preceding the Distribution Date            11.616144%

                  (f)     The Finance Charge Receivables and Interchange collected and allocated to the
                          Series 1997-2 Certificates for the Monthly Period immediately preceding the
                          Distribution Date                                                                       $8,868,124.83

                  (g)     The Principal Receivables collected and allocated to the Series 1997-2
                          Certificates for the Monthly Period immediately preceding the Distribution Date        $60,315,984.39

         (2)      Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
                  Collections for Series 1997-2 for the Monthly Period immediately preceding the
                  Distribution Date

                  (a)     The Finance Charge Receivables and Interchange collected and allocated to the
                          Series 1997-2 Certificates                                                              $8,868,124.83

                  (b)     Collection Account and Special Funding Account investment earnings allocated to
                          the Series 1997-2 Certificates                                                                  $0.00

                  (c)     Principal Funding Account Investment Proceeds                                              $41,699.08

                  (d)     Cash Collateral Account Investment Proceeds                                                $17,196.60

                  (e)     Reserve Draw Amount, if applicable                                                              $0.00

                  (f)     Additional Finance Charges from other Series allocated to the Series 1997-2
                          Certificates                                                                                    $0.00

                  (g)     Payments, if any, on deposit as of the Determination Date received from any
                          Interest Rate Protection Agreements                                                             $0.00

                  (h)     Required Draw Amount, if applicable                                                             $0.00

                  (i)     Reallocated Collateral Principal Collections                                                    $0.00

                  (j)     Reallocated Class B Principal Collections                                                       $0.00

                  (k)     Total Available Finance Charge Collections and Reallocated Principal Collections
                          for Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j)
                          above)                                                                                  $8,927,020.51

                      _____________________________________

                         Series 1997-2 Monthly Statement
                         July 15, 2003 Distribution Date
                      _____________________________________

         (3)      Available Principal Collections for Series 1997-2 for the Monthly Period immediately preceding the Distribution Date

                  (a)     The Principal Receivables collected and allocated to the Series 1997-2
                          Certificates                                                                           $60,315,984.39

                  (b)     Shared Principal Collections from other Series allocated to the Series 1997-2
                          Certificates                                                                                    $0.00

                  (c)     Additional amounts to be treated as Available Principal Collections pursuant to
                          the Series Supplement                                                                   $4,397,467.54

                  (d)     Reallocated Collateral Principal Collections                                                    $0.00

                  (e)     Reallocated Class B Principal Collections                                                       $0.00

                  (f)     Available Principal Collections for Series 1997-2 (total of (a), (b) and (c)
                          minus (d) and (e) above)                                                               $64,713,451.93

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)     30-59 days                                                                               $107,027,064
                  (b)     60-89 days                                                                                 74,138,638
                  (c)     90 or more days                                                                           152,801,910
                                                                                                                   ------------
                  (d)     Total Delinquencies                                                                      $333,967,611

         (5)      Defaulted Amount

                  (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for the
                          Monthly Period immediately preceding the Distribution Date                             $49,748,698.04

                  (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                          Monthly Period immediately preceding the Distribution Date                              $8,533,109.89

                  (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date [Defaulted Receivables minus Recoveries]                             $41,215,588.15

                  (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date allocable to the Series 1997-2 Certificates (the "Series
                          1997-2 Defaulted Amount")                                                               $4,397,467.54

                  (e)     The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                          Class A Percentage]                                                                     $3,511,750.07

                  (f)     The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                          Class B Percentage]                                                                       $454,827.89


                      _____________________________________

                         Series 1997-2 Monthly Statement
                         July 15, 2003 Distribution Date
                      _____________________________________

         (6)      Class A Charge-Offs

                  (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class A Defaulted Amount,
                          (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                          Amount, (iii) Reallocated Principal Collections applied to such Class A
                          Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                          Defaulted Amount (a "Class A Charge-Off")                                                       $0.00

                  (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                          pro rata, the amount of each Class A Certificateholder's investment)                        $0.000000

                  (c)     The total amount reimbursed on the Distribution Date in respect of  Class A
                          Charge-Offs for prior Distribution  Dates                                                       $0.00

                  (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                          of each Class A Certificateholder's  investment)                                            $0.000000

                  (e)     The amount, if any, by which the outstanding principal balance of the Class A
                          Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                               $0.00

         (7)      Class B Charge-Offs

                  (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral
                          Amount, (iii) Reallocated Collateral Principal Collections applied to such Class
                          B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount
                          has been reduced in respect of such Class B Defaulted Amount                                    $0.00

                  (b)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Class B Principal Collections                       $0.00

                  (c)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                          Charge-Offs")                                                                                   $0.00

                  (d)     The total amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date as set forth in items 7(a), (b) and(C)                                        $0.00

                  (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                          of each Class B Certificateholder's  investment)                                            $0.000000

                      _____________________________________

                         Series 1997-2 Monthly Statement
                         July 15, 2003 Distribution Date
                      _____________________________________

                  (f)     The total amount reimbursed on the Distribution Date in respect of reductions in                $0.00
                          the Class B Invested Amount on prior Distribution Date

                  (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                          of each Class B Certificateholder's investment)                                             $0.000000

                  (h)     The amount, if any, by which the outstanding principal balance of the Class B
                          Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)     The excess, if any, of the Collateral Defaulted Amount over Available Finance
                          Charge Collections applied to such Collateral Defaulted Amount                                  $0.00

                  (b)     The amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Principal Collections                               $0.00

                  (c)     The amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date in respect of items 6(a) and 7(a) above                                       $0.00

                  (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date as set forth in items 8(a), (b) and ( c)                                      $0.00

                  (e)     The total amount reimbursed on the Distribution Date in respect of reductions in
                          the Collateral Invested Amount on prior Distribution Dates                                      $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                          Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on the
                          Distribution Date                                                                               $0.00

         (9)      Investor Monthly Servicing Fee

                  (a)     The amount of the Series 1997-2 Monthly Servicing Fee payable to the Servicer on
                          the Distribution Date                                                                   $1,071,583.33

         (10)     Cash Collateral Account

                  (a)     The Available Cash Collateral Amount on the Distribution Date, after giving
                          effect to all deposits, withdrawals and distributions on such Distribution Date        $21,000,000.00

         (11)     Class A Monthly Interest

                  (a)     Class A Monthly Interest payable on the Distribution Date                                 $592,844.58

                      _____________________________________

                         Series 1997-2 Monthly Statement
                         July 15, 2003 Distribution Date
                      _____________________________________

         (12)     Class B Monthly Interest

                  (a)     Class B Monthly Interest payable on the Distribution Date                                  $79,818.47

         (13)     Principal Funding Account Amount

                  (a)     The amount on deposit in the Principal Funding Account on the Distribution Date,
                          after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                     $114,100,000.00

                  (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in June 2003. (The initial funding date for the
                          Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                         $0.00

         (15)     Reserve Account (if applicable)

                  (a)     The amount on deposit in the Reserve Account, if funded, on the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date and the related Transfer Date                                         $2,852,500.00

                  (b)     The Required Reserve Account Amount, if any, selected by the Servicer                   $2,852,500.00

(C)      Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                           $570,500,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                             $570,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
                  Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  A Certificateholder's Certificate by the Pool Factor                                                 1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                            $66,500,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $66,500,000.00

                      _____________________________________

                         Series 1997-2 Monthly Statement
                         July 15, 2003 Distribution Date
                      _____________________________________

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
                  Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  B Certificateholder's Certificate by the Pool Factor                                                   1.0000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                         $63,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $63,000,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                       9.00%

F)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                       $5,931,413,508

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business
                  on the last day of the immediately preceding Monthly Period                                      $207,775,745

G)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1997-2 Certificates
                  for the preceding Monthly Period (excluding payments received from Interest Rate
                  Protection Agreements) divided by the Invested Amount of the Series 1997-2 Certificates
                  as of the last day of the next preceding Monthly Period, multiplied by  365 days divided
                  by number of calendar days in the month.)  Effective November 2002 monthly period.                     15.52%

         (2)      The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of
                  the next preceding Monthly Period, multiplied by 12)                                                    7.54%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                          7.98%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
                  Certificates as of the last day of the next preceding Monthly Period, multiplied  by 12)                3.15%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                          4.83%

                      _____________________________________

                         Series 1997-2 Monthly Statement
                         July 15, 2003 Distribution Date
                      _____________________________________

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the next
                  preceding Monthly Period)                                                                               9.67%

H)       Series 1997-2 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)           07/15/03            15.52%
                  b)           06/16/03            16.03%
                  c)           05/15/03            16.23%

         2)       Net Loss Rate

                  a)           07/15/03             7.54%
                  b)           06/16/03             7.71%
                  c)           05/15/03             7.37%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)           07/15/03             4.83%
                  b)           06/16/03             4.73%
                  c)           05/15/03             5.37%

         Three Month Average                        4.98%

         4)       Monthly Payment Rate

                  a)           07/15/03             9.67%
                  b)           06/16/03             9.49%
                  c)           05/15/03             9.07%


                          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                          Servicer



                          By: _________________________________
                          Name:      Patricia Garvey
                          Title:     Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1999-1
                  _____________________________________________


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D
 Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on July 15, 2003, and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1999-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                       $1.135833

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to interest per $1,000 original certificate principal  amount                              $1.135833

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to principal per $1,000 original certificate principal  amount                             $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                       $5.666667

         (5)      The amount set forth in A (4) above distributed to Class B Certificateholder with
                  respect to interest per $1,000 original certificate principal amount                               $5.666667

         (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder with
                  respect to principal per $1,000 original certificate principal amount                              $0.000000

B) Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1999-1 Certificates

                  (a)     The aggregate amount of Finance Charge Receivables collected during the
                          Monthly Period immediately preceding the Distribution Date                            $77,326,851.64

                  (b)     The aggregate amount of Interchange collected and allocated to the
                          Trust for the Monthly Period immediately preceding the Distribution Date               $5,790,301.02

                  (c)     The aggregate amount of Principal Receivables collected
                          during the Monthly Period immediately preceding the Distribution Date                $519,242,748.88

                         ______________________________

                         Series 1999-1 Monthly Statement
                         July 15, 2003 Distribution Date
                         ______________________________

                  (d)     The Floating Allocation Percentage with respect to the Series 1999-1
                          Certificates for the Monthly Period immediately preceding the Distribution
                          Date                                                                                  10.637494%

                  (e)     The Principal Allocation Percentage with respect to the Series 1999-1
                          Certificates for the Monthly Period immediately preceding the Distribution
                          Date                                                                                  10.637494%

                  (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-1 Certificates for the Monthly Period immediately
                          preceding the Distribution Date                                                    $8,841,582.41

                  (g)     The Principal Receivables collected and allocated to
                          the Series 1999-1 Certificates for the Monthly Period
                          immediately preceding the Distribution Date                                       $55,234,418.02

         (2)      Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date.

                  (a) The Finance Charge Receivables and Interchange collected
                      and allocated to the Series 1999-1 Certificates                                        $8,841,582.41

                  (b) Collection Account and Special Funding Account investment
                      earnings allocated to the Series 1999-1 Certificates                                           $0.00

                  (c) Principal Funding Account Investment Proceeds                                                  $0.00

                  (d) Reserve Draw Amount                                                                            $0.00

                  (e) Additional Finance Charges from other Series allocated to
                      the Series 1999-1 Certificates                                                           $307,828.49

                  (f) Payments, if any, on deposit as of the Determination Date
                      received from any Interest Rate Protection Agreements                                          $0.00

                  (g)     Reallocated Class D Principal Collections                                                  $0.00

                  (h)     Reallocated Collateral Principal Collections                                               $0.00

                  (i)     Reallocated Class B Principal Collections                                                  $0.00

                  (j)     Total Available Finance Charge Collections and
                          Reallocated Principal Collections for Series 1999-1
                          (total of (a), (b), (c), (d), (e), (f), (g), (h), and
                          (i) above)                                                                         $9,149,410.90

                         ______________________________

                         Series 1999-1 Monthly Statement
                         July 15, 2003 Distribution Date
                         ______________________________

         (3)      Available Principal Collections for Series 1999-1 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a) The Principal Receivables collected and allocated to the
                      Series 1999-1 Certificates                                                             $55,234,418.02

                  (b) Shared Principal Collections from other Series allocated
                      to the Series 1999-1 Certificates                                                               $0.00

                  (c) Additional amounts to be treated as Available Principal
                      Collections pursuant to the Series Supplement                                           $4,384,305.86

                  (d) Reallocated Class D Principal Collections                                                       $0.00

                  (e) Reallocated Collateral Principal Collections                                                    $0.00

                  (f) Reallocated Class B Principal Collections                                                       $0.00

                  (g) Available Principal Collections for Series 1999-1 (total
                      of (a), (b) and (c) minus (d), (e) and (f) above)                                      $59,618,723.88

         (4)      Delinquent Balances in the Trust

                             The aggregate outstanding balance of the Accounts
                  which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)     31-60 days                                                                          $107,027,064
                  (b)     61-90 days                                                                            74,138,638
                  (c)     91 or more days                                                                      152,801,910
                                                                                                              ------------
                  (d)     Total Delinquencies                                                                 $333,967,611

         (5)      Defaulted Amount

                  (a) The aggregate amount of Defaulted Receivables with respect
                      to the Trust for the Monthly Period immediately preceding the Distribution Date       $49,748,698.04

                  (b) The aggregate Amount of Recoveries of Defaulted
                      Receivables processed during the Monthly Period immediately preceding the
                      Distribution Date                                                                      $8,533,109.89

                  (c) The Defaulted Amount for the Monthly Period immediately
                      preceding the Distribution Date [Defaulted Receivables minus Recoveries]              $41,215,588.15

                  (d) The Defaulted Amount for the Monthly Period
                      immediately preceding the Distribution Date allocable
                      to the Series 1999-1 Certificates (the "Series 1999-1
                      Defaulted Amount")                                                                     $4,384,305.86

                  (e) The Class A Defaulted Amount [Series 1999-1 Defaulted
                      Amount multiplied by
                      the Class A Percentage]                                                                $3,419,758.56

                         ______________________________

                         Series 1999-1 Monthly Statement
                         July 15, 2003 Distribution Date
                         ______________________________


                  (f) The Class B Defaulted Amount [Series 1999-1 Defaulted
                      Amount multiplied by the Class B Percentage]                                             $449,390.47

         (6)      Class A Charge-Offs

                  (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class A Defaulted
                          Amount, (ii) Reallocated Principal Collections applied to such Class A
                          Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B
                          Invested Amount has been reduced in respect of such Class A Defaulted
                          Amount (a "Class A Charge-Off")                                                            $0.00

                  (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                          investment)                                                                                $0.00

                  (c)     The total amount reimbursed on the Distribution Date
                          in respect of Class A Charge-Offs for prior Distribution  Dates                            $0.00

                  (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                          amount of each Class A Certificateholder's investment)                                 $0.000000

                  (e)     The amount, if any, by which the outstanding principal balance of the
                          Class A Certificates exceeds the Class A Invested Amount if any, as of the
                          Distribution Date, after giving effect to all deposits, withdrawals and
                          distributions on such Distribution Date                                                    $0.00

         (7)      Class B Charge-Offs

                  (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class B Defaulted
                          Amount, (ii) Reallocated Class D Principal Collections applied to such
                          Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                          Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                          Class B Defaulted Amount and (v) the amount by which the Collateral
                          Invested Amount has been reduced in respect of such Class B Defaulted
                          Amount                                                                                     $0.00

                  (b)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Class B Principal Collections                  $0.00

                         ______________________________

                         Series 1999-1 Monthly Statement
                         July 15, 2003 Distribution Date
                         ______________________________


                  (c)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of item 6(a) (together with item 7(a), "Class
                          B Charge-Offs")                                                                            $0.00

                  (d)     The total amount by which the Class B Invested Amount
                          has been reduced on the Distribution Date as set forth in items 7(a), (b) and (c )         $0.00

                  (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                          amount of each Class B Certificateholder's investment)                                 $0.000000

                  (f)     The total amount reimbursed on the Distribution Date
                          in respect of reductions in the Class B Invested Amount on prior Distribution
                          Dates                                                                                      $0.00

                  (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                          amount of each Class B Certificateholder's investment)                                 $0.000000

                  (h)     The amount, if any, by which the outstanding principal balance of the
                          Class B Certificates exceeds the Class B Invested Amount if any, as of the
                          Distribution Date, after giving effect to all deposits, withdrawals and
                          distributions on such Distribution Date                                                    $0.00

         (8)      Reductions in the Collateral Interest

                  (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Collateral Defaulted
                          Amount, (ii) Reallocated Class D Principal Collections applied to such
                          Collateral Defaulted Amount and (iii) the Amount by which the Class D
                          Invested Amount has been reduced in respect of such Collateral Defaulted
                          Amount                                                                                     $0.00

                  (b)     The amount by which the Collateral Invested Amount has been reduced the Distribution Date in respect of Reallocated Collateral Principal
                          Collections                                                                                $0.00

                  (c)     The amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date in respect of items 6(a) and 7(a) above                                  $0.00

                  (d)     The total amount by which the Collateral Invested Amount has been reduced on
                          the Distribution Date as set forth in items 8(a), (b) and (c)                              $0.00

                  (e)     The total amount reimbursed on the Distribution Date in respect of
                          reductions in the Collateral Invested Amount on prior Distribution Dates                   $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the
                          Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                          and distributions on the Distribution Date                                                 $0.00

                         ______________________________

                         Series 1999-1 Monthly Statement
                         July 15, 2003 Distribution Date
                         ______________________________

         (9)      Reductions in the Class D Interest

                  (a) The excess, if any, of the Class D Defaulted Amount over Available Finance
                      Charge Collections applied to such Class D Defaulted Amount                                    $0.00

                  (b) The amount by which the Class D Invested Amount has been reduced on the
                      Distribution Date in respect of Reallocated Principal Collections                              $0.00

                  (c) The amount by which the Class D Invested Amount has been reduced on the
                      Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                $0.00

                  (d) The total amount by which the Class D Invested Amount has been reduced on the
                      Distribution Date as set forth in items 9(a), (b) and (c )                                     $0.00

                  (e) The total amount reimbursed on the Distribution Date in respect of reductions in
                      the Class D Invested Amount on prior Distribution Dates                                        $0.00

                  (f) The amount, if any, by which the outstanding principal balance of the
                      Class D Interest exceeds the Class D Invested Amount, if any, as of the
                      Distribution Date, after giving effect to all deposits, withdrawals and
                      distributions on the Distribution Date                                                         $0.00

         (10)     Investor Monthly Servicing Fee

                  (a) The amount of the Series 1999-1 Monthly Servicing Fee payable to the Servicer
                      on the Distribution Date                                                                 $934,829.06

         (11)     Class A Monthly Interest

                  (a)     Class A Monthly Interest payable on the Distribution Date                            $567,916.67

         (12)     Class B Monthly Interest

                  (a)     Class B Monthly Interest payable on the Distribution Date                            $372,328.33

         (13)     Principal Funding Account Amount

                  (a)     The amount on deposit in the Principal Funding Account on the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions
                          on such Distribution Date                                                                  $0.00

                  (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution
                          Date occurring in October 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                         ______________________________

                         Series 1999-1 Monthly Statement
                         July 15, 2003 Distribution Date
                         ______________________________

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                    $0.00

         (15)     Reserve Account

                  (a)     The amount on deposit in the Reserve Account on the
                          Distribution Date, after giving effect to all
                          deposits, withdrawals and distributions on such                                    $2,500,000.00

                  (b)     The Required Reserve Account Amount                                                $2,500,000.00

C) Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                      $500,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date          $500,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                      1.00000

D) Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                       $65,705,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date           $65,705,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
                  B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by the Pool Factor                  1.000000

E) Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                    $52,884,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after
                  giving effect to all deposits, withdrawals and distributions on such Date                 $52,884,000.00

                         ______________________________

                         Series 1999-1 Monthly Statement
                         July 15, 2003 Distribution Date
                         ______________________________

         (3)      The Collateral Invested Amount as a percentage of the sum of the
                  Invested Amount on such Distribution Date                                                          8.25%

F) Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                       $22,436,642.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date           $22,436,642.00

         (3)      The Class D Invested Amount as a percentage of the sum of the Invested Amount on
                  such Distribution Date                                                                             3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the
                  close of business on the last day of the immediately preceding Monthly Period             $5,931,413,508

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                        $207,775,745

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-1
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                  1999-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of days in calendar month.)  Effective
                  November 2002 monthly period.                                                                     17.37%

         (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 1999-1 Certificates as of the
                  last day of the next preceding Monthly Period, multiplied by 12)                                   8.21%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate
                  for the Series 1999-1 Certificates for the preceding Monthly Period)                               9.16%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee
                  (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the
                  Series 1999-1 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied  by 12)                                                       4.37%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for theSeries 1999-1
                  Certificates for the preceding Monthly Period)                                                     4.79%

                         ______________________________

                         Series 1999-1 Monthly Statement
                         July 15, 2003 Distribution Date
                         ______________________________

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                     9.67%

I) Series 1999-1 Information for the Last Three Distribution Dates

         1) Gross Yield

                  a)         07/15/03                   17.37%
                  b)         06/16/03                   23.58%
                  c)         05/15/03                   16.20%

         2) Net Loss Rate

                  a)         07/15/03                    8.21%
                  b)         06/16/03                    7.71%
                  c)         05/15/03                    7.37%

         3) Net Spread (Portfolio Yield Minus Base Rate)

                  a)         07/15/03                    4.79%
                  b)         06/16/03                   11.29%
                  c)         05/15/03                    4.33%

                  Three Month Average                    6.80%

         4) Monthly Payment Rate

                  a)         07/15/03                    9.67%
                  b)         06/16/03                    9.49%
                  c)         05/15/03                    9.07%



                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                              Servicer


                              By: _________________________________
                              Name: Patricia Garvey
                              Title: Vice President


                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1
                  _____________________________________________

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on July 15, 2003,and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.



A)       Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                     $6.241667

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                        $6.241667

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                       $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                     $1.337222

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                        $1.337222

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                       $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-1 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                         $77,326,851.64

                  (b)      The aggregate amount of Interchange collected and allocated to the
                           Trust for the Monthly Period immediately preceding the Distribution Date            $5,790,301.02


                        _________________________________

                         Series 2000-1 Monthly Statement
                         July 15, 2003 Distribution Date
                        _________________________________


                  (c)      The aggregate amount of Principal Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                         $519,242,748.88

                  (d)      The Floating Allocation Percentage with respect to the Series 2000-1
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                        8.712108%

                  (e)      The Principal Allocation Percentage with respect to the Series 2000-1
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                        8.712108%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                                      $7,241,255.98

                  (g)      The Principal Receivables collected and allocated to the Series 2000-1
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                   $45,236,988.29

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for
                  Series 2000-1 for the Monthly Period immediately preceding the Distribution
                  Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated
                           to the Series 2000-1 Certificates                                                    $7,241,255.98

                  (b)      Collection Account and Special Funding Account investment earnings
                           allocated to the Series 2000-1 Certificates                                                  $0.00

                  (c)      Principal Funding Account Investment Proceeds                                                $0.00

                  (d)      Class A Reserve Draw Amount                                                                  $0.00

                  (e)      Class B Reserve Draw Amount                                                                  $0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series
                           2000-1 Certificates                                                                          $0.00

                  (g)      Payments, if any, on deposit as of the Determination Date received from
                           any Interest Rate Protection Agreements                                                      $0.00

                  (h)      Reallocated Class D Principal Collections                                                    $0.00

                  (i)      Reallocated Collateral Principal Collections                                                 $0.00

                  (j)      Reallocated Class B Principal Collections                                                    $0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal
                           Collections for Series 2000-1 (total of (a), (b), (c), (d), (e), (f),
                           (g), (h), (i) and (j) above)                                                         $7,241,255.98

         (3)      Available Principal Collections for Series 2000-1 for the Monthly Period
                  immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 2000-1
                           Certificates                                                                        $45,236,988.29


                        _________________________________

                         Series 2000-1 Monthly Statement
                         July 15, 2003 Distribution Date
                        _________________________________


                  (b)      Shared Principal Collections from other Series allocated to the Series
                           2000-1 Certificates                                                                            $0.00

                  (c)      Additional amounts to be treated as Available Principal Collections
                           pursuant to the Series Supplement                                                      $3,590,746.49

                  (d)      Reallocated Class D Principal Collections                                                      $0.00

                  (e)      Reallocated Collateral Principal Collections                                                   $0.00

                  (f)      Reallocated Class B Principal Collections                                                      $0.00

                  (g)      Available Principal Collections for Series 2000-1 (total of (a), (b)
                           and (c) minus (d), (e) and (f) above)                                                 $48,827,734.78

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                                $107,027,064
                  (b)    61-90 days                                                                                  74,138,638
                  (c)    91 or more days                                                                            152,801,910
                                                                                                                   ------------
                  (d)    Total Delinquencies                                                                       $333,967,611

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust
                           for the Monthly Period immediately preceding the Distribution Date                    $49,748,698.04

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed
                           during the Monthly Period immediately preceding the Distribution Date                  $8,533,109.89

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date [Defaulted Receivables minus Recoveries]                            $41,215,588.15

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date allocable to the Series 2000-1 Certificates (the
                           "Series 2000-1 Defaulted Amount")                                                      $3,590,746.49

                  (e)      The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied
                           by the Class A Percentage]                                                             $2,872,597.19

                  (f)      The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied
                           by the Class B Percentage]                                                               $323,167.18

                        _________________________________

                         Series 2000-1 Monthly Statement
                         July 15, 2003 Distribution Date
                        _________________________________


         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class A Defaulted
                           Amount, (ii) Reallocated Principal Collections applied to such Class A
                           Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount (a "Class A Charge-Off")                                                      $0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per
                           $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                           Certificateholder's investment)                                                            $0.000000

                  (c)      The total amount reimbursed on the Distribution Date in respect of
                           Class A Charge-Offs for prior Distribution Dates                                               $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                           the amount of each Class A Certificateholder's investment)                                $0.0000000

                  (e)      The amount, if any, by which the outstanding principal balance of the
                           Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                    $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class B Defaulted
                           Amount, (ii) Reallocated Class D Principal Collections applied to such
                           Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                           Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the
                           Collateral Invested Amount has been reduced in respect of such Class B
                           Defaulted Amount                                                                               $0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal
                           Collections                                                                                    $0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a),
                           "Class B Charge-Offs")                                                                         $0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced
                           on the Distribution Date as set forth in items 7(a), (b) and ( c)                              $0.00


                        _________________________________

                         Series 2000-1 Monthly Statement
                         July 15, 2003 Distribution Date
                        _________________________________


                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                           amount of each Class B Certificateholder's investment)                                     $0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class B Invested Amount on prior Distribution Dates                          $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                           the amount of each Class B Certificateholder's investment)                                 $0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the
                           Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                    $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of
                           (i) Available Finance Charge Collections applied to such Collateral
                           Defaulted Amount, (ii) Reallocated Class D Principal Collections
                           applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect of such
                           Collateral Defaulted Amount                                                                    $0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                           Collections                                                                                    $0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on
                           the Distribution Date in respect of items 6(a) and 7(a) above                                  $0.00

                  (d)      The total amount by which the Collateral Invested Amount has been
                           reduced on the Distribution Date as set forth in items 8(a), (b) and (c)                       $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                           Dates                                                                                          $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                           withdrawals and distributions on the Distribution Date                                         $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available
                           Finance Charge Collections applied to such Class D Defaulted Amount                            $0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                              $0.00


                        _________________________________

                         Series 2000-1 Monthly Statement
                         July 15, 2003 Distribution Date
                        _________________________________


                  (c)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                               $0.00

                  (d)      The total amount by which the Class D Invested Amount has been reduced
                           on the Distribution Date as set forth in items 9(a), (b) and (c )                              $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class D Invested Amount on prior Distribution Dates                          $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Class D Interest exceeds the Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on the Distribution Date                                                         $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-1 Monthly Servicing Fee payable to the
                           Servicer on the Distribution Date                                                        $765,625.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                              $2,621,500.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                                 $63,183.75

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date                                                       $0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in March 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                           Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                                       $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date and the related Transfer Date                  $2,100,000.00

                  (b)      The Class A Required Reserve Account Amount                                            $2,100,000.00


                        _________________________________

                         Series 2000-1 Monthly Statement
                         July 15, 2003 Distribution Date
                        _________________________________


         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date and the related Transfer Date                          $0.00

                  (b)      The Class B Required Reserve Account Amount                                                    $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                           $420,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                             $420,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                          1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                            $47,250,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $47,250,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                  Pool Factor                                                                                          1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                         $42,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                          $42,000,000.00

         (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                       8.00%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                            $15,750,000.00


                        _________________________________

                         Series 2000-1 Monthly Statement
                         July 15, 2003 Distribution Date
                        _________________________________


         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $15,750,000.00

         (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                       3.00%

G)        Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                           $5,931,413,508

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                             $207,775,745

H)        Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-1
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the
                  Series 2000-1 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 365 divided by number of days in the calendar month.)
                  Effective November 2002 monthly period.                                                                16.78%

         (2)      The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 2000-1 Certificates as of
                  the last day of the next preceding Monthly Period, multiplied by 12)                                    8.21%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                  2000-1 Certificates for the preceding Monthly Period)                                                   8.57%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                  Series 2000-1 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 12)                                                                               8.32%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1
                  Certificates for the preceding Monthly Period)                                                          0.25%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance
                  Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of
                  the last day of the next preceding Monthly Period)                                                      9.67%

I)        Series 2000-1 Information for the Last Three Distribution Dates

          1)      Gross Yield

                  a)        07/15/03             16.78%
                  b)        06/16/03             16.00%
                  c)        05/15/03             16.20%


                        _________________________________

                         Series 2000-1 Monthly Statement
                         July 15, 2003 Distribution Date
                        _________________________________

          2)      Net Loss Rate

                  a)        07/15/03             8.21%
                  b)        06/16/03             7.71%
                  c)        05/15/03             7.37%

          3)      Net Spread (Portfolio Yield Minus Base Rate)

                  a)        07/15/03             0.25%
                  b)        06/16/03            -0.08%
                  c)        05/15/03             0.48%

                  Three Month Average            0.22%

          4)      Monthly Payment Rate

                  a)        07/15/03             9.67%
                  b)        06/16/03             9.49%
                  c)        05/15/03             9.07%



                     CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                     Servicer


                     By: _________________________________
                     Name:  Patricia Garvey
                     Title: Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2
                  _____________________________________________

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on July 15, 2003 and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.



A)       Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.087500

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                           $1.087500

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                          $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.361389

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                           $1.361389

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                          $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-2 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                            $77,326,851.64


                     ______________________________________

                         Series 2000-2 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


                  (b)      The aggregate amount of Interchange collected and allocated to the
                           Trust for the Monthly Period immediately preceding the Distribution
                           Date                                                                                   $5,790,301.02

                  (c)      The aggregate amount of Principal Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                           $519,242,748.88

                  (d)      The Floating Allocation Percentage with respect to the Series 2000-2
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                          9.604891%

                  (e)      The Principal Allocation Percentage with respect to the Series 2000-2
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                          9.604891%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                                        $7,983,312.31

                  (g)      The Principal Receivables collected and allocated to the Series 2000-2
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                     $49,872,702.52

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for
                  Series 2000-2 for the Monthly Period immediately preceding the Distribution
                  Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated
                           to the Series 2000-2 Certificates                                                      $7,983,312.31

                  (b)      Collection Account and Special Funding Account investment earnings
                           allocated to the Series 2000-2 Certificates                                                    $0.00

                  (c)      Principal Funding Account Investment Proceeds                                                  $0.00

                  (d)      Class A Reserve Draw Amount                                                                    $0.00

                  (e)      Class B Reserve Draw Amount                                                                    $0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series
                           2000-2 Certificates                                                                    $1,139,601.72

                  (g)      Payments, if any, on deposit as of the Determination Date received from
                           any Interest Rate Protection Agreements                                                        $0.00

                  (h)      Reallocated Class D Principal Collections                                                      $0.00

                  (i)      Reallocated Collateral Principal Collections                                                   $0.00


                     ______________________________________

                         Series 2000-2 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


                  (j)      Reallocated Class B Principal Collections                                                      $0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal
                           Collections for Series 2000-2 (total of (a), (b), (c), (d), (e), (f),
                           (g), (h), (i) and (j) above)                                                           $9,122,914.03

         (3)      Available Principal Collections for Series 2000-2 for the Monthly Period
                  immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 2000-2
                           Certificates                                                                          $49,872,702.52

                  (b)      Shared Principal Collections from other Series allocated to the Series
                           2000-2 Certificates                                                                            $0.00

                  (c)      Additional amounts to be treated as Available Principal Collections
                           pursuant to the Series Supplement                                                      $3,958,712.51

                  (d)      Reallocated Class D Principal Collections                                                      $0.00

                  (e)      Reallocated Collateral Principal Collections                                                   $0.00

                  (f)      Reallocated Class B Principal Collections                                                      $0.00

                  (g)      Available Principal Collections for Series 2000-2 (total of (a), (b)
                           and ( c) minus (d), (e) and (f) above)                                                $53,831,415.03

         (4)      Delinquent Balances in the Trust

                 The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                 (a)       31-60 days                                                                              $107,027,064
                 (b)       61-90 days                                                                                74,138,638
                 (c)       91 or more days                                                                          152,801,910
                                                                                                                   ------------
                 (d)       Total Delinquencies                                                                     $333,967,611

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust
                           for the Monthly Period immediately preceding the Distribution Date                    $49,748,698.04

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed
                           during the Monthly Period immediately preceding the Distribution Date                  $8,533,109.89


                     ______________________________________

                         Series 2000-2 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date [Defaulted Receivables minus Recoveries]                            $41,215,588.15

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date allocable to the Series 2000-2 Certificates (the
                           "Series 2000-2 Defaulted Amount")                                                      $3,958,712.51

                  (e)      The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                           by the Class A Percentage]                                                             $3,077,782.71

                  (f)      The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                           by the Class B Percentage]                                                               $405,583.37

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class A Defaulted
                           Amount, (ii) Reallocated Principal Collections applied to such Class A
                           Defaulted Amount, (iii) the amount by which the Class D invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount (a"Class A Charge-Off")                                                       $0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per
                           $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                           Certificateholder's investment)                                                            $0.000000

                  (c)      The total amount reimbursed on the Distribution Date in respect of
                           Class A Charge-Offs for prior Distribution Dates                                               $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                           the amount of each Class A Certificateholder's investment)                                 $0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the
                           Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                    $0.00


                     ______________________________________

                         Series 2000-2 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class B Defaulted
                           Amount, (ii) Reallocated Class D Principal Collections applied to such
                           Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                           Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the
                           Collateral Invested Amount has been reduced in respect of such Class B
                           Defaulted Amount                                                                               $0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal
                           Collections                                                                                    $0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a),
                           "Class B Charge-Offs")                                                                         $0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced
                           on the Distribution Date as set forth in items 7(a), (b) and ( c)                              $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                           amount of each Class B Certificateholder's investment)                                     $0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class B Invested Amount on prior Distribution Dates                          $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                           the amount of each Class B Certificateholder's investment)                                 $0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the
                           Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                    $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of
                           (i) Available Finance Charge Collections applied to such Collateral
                           Defaulted Amount, (ii) Reallocated Class D Principal Collections
                           applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect of such
                           Collateral Defaulted Amount                                                                    $0.00


                     ______________________________________

                         Series 2000-2 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


                  (b)      The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                           Collections                                                                                    $0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on
                           the Distribution Date in respect of items 6(a) and 7(a) above                                  $0.00

                  (d)      The total amount by which the Collateral Invested Amount has been
                           reduced on the Distribution Date as set forth in items 8(a), (b) and (c)                       $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                           Dates                                                                                          $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                           withdrawals and distributions on the Distribution Date                                         $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available
                           Finance Charge Collections applied to such Class D Defaulted Amount                            $0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                              $0.00

                  (c)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                               $0.00

                  (d)      The total amount by which the Class D Invested Amount has been reduced
                           on the Distribution Date as set forth in items 9(a), (b) and (c )                              $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class D Invested Amount on prior Distribution Dates                          $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Class D Interest exceeds the Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on the Distribution Date                                                         $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                           Servicer on the Distribution Date                                                        $844,083.33


                     ______________________________________

                         Series 2000-2 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                                $489,375.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                                 $80,730.36

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date                                                       $0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                           Supplement.)


         (14)     Deficit Controlled Accumulation Amount

                           The Deficit Controlled Accumulation Amount for the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                              $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date and the related Transfer Date                          $0.00

                  (b)      The Class A Required Reserve Account Amount                                                    $0.00

         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date and the related Transfer Date                          $0.00

                  (b)      The Class B Required Reserve Account Amount                                                    $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                           $450,000,000.00


                     ______________________________________

                         Series 2000-2 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                             $450,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                          1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                            $59,300,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $59,300,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                  Pool Factor.                                                                                         1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                         $49,200,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                          $49,200,000.00

         (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                       8.50%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                            $20,300,000.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $20,300,000.00

         (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                       3.51%


                     ______________________________________

                         Series 2000-2 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                           $5,931,413,508

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                             $207,775,745

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-2
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the
                  Series 2000-2 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 365 divided by the number of days in the calendar month)
                  Effective November 2002 monthly period.                                                                19.18%

         (2)      The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 2000-2 Certificates as of
                  the last day of the next preceding Monthly Period, multiplied by 12)                                    8.21%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                  2000-2 Certificates for the preceding Monthly Period)                                                  10.97%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                  Series 2000-2 Certificates as of the last day of the next preceding Monthly
                  multiplied by 12)                                                                                       3.86%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2
                  Certificates for the preceding Monthly Period)                                                          7.11%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance
                  Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of
                  the last day of the next preceding Monthly Period)                                                      9.67%

I)       Series 2000-2 Information for the Last Three Distribution Dates

        1)       Gross Yield

                 a)        07/15/03                            19.18%
                 b)        06/16/03                            16.00%
                 c)        05/15/03                            16.20%


                     ______________________________________

                         Series 2000-2 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________

        2)       Net Loss Rate

                 a)        07/15/03                            8.21%
                 b)        06/16/03                            7.71%
                 c)        05/15/03                            7.37%

        3)       Net Spread (Portfolio Yield Minus Base Rate)

                 a)        07/15/03                            7.11%
                 b)        06/16/03                            4.18%
                 c)        05/15/03                            4.81%

                 Three Month Average                           5.37%

        4)       Monthly Payment Rate

                 a)        07/15/03                            9.67%
                 b)        06/16/03                            9.49%
                 c)        05/15/03                            9.07%


                          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                          Servicer


                          By: _____________________________
                          Name:         Patricia Garvey
                          Title:        Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  Series 2000-3
                  _____________________________________________

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on July 15, 2003 and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.



A)       Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A
         Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.047222

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                           $1.047222

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                          $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.313056

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                           $1.313056

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                          $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-3 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                            $77,326,851.64

                  (b)      The aggregate amount of Interchange collected and allocated to the
                           Trust for the Monthly Period immediately preceding the Distribution
                           Date                                                                                   $5,790,301.02

                  (c)      The aggregate amount of Principal Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                           $519,242,748.88


                     ______________________________________

                         Series 2000-3 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


                  (d)      The Floating Allocation Percentage with respect to the Series 2000-3
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                         11.616144%

                  (e)      The Principal Allocation Percentage with respect to the Series 2000-3
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                         11.616144%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-3 Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                                        $9,655,007.98

                  (g)      The Principal Receivables collected and allocated to the Series 2000-3
                           Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                     $60,315,984.39

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for
                  Series 2000-3 for the Monthly Period immediately preceding the Distribution
                  Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated
                           to the Series 2000-3 Certificates                                                      $9,655,007.98

                  (b)      Collection Account and Special Funding Account investment earnings
                           allocated to the Series 2000-3 Certificates                                                    $0.00

                  (c)      Principal Funding Account Investment Proceeds                                                  $0.00

                  (d)      Class A Reserve Draw Amount                                                                    $0.00

                  (e)      Class B Reserve Draw Amount                                                                    $0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series
                           2000-3 Certificates                                                                    $1,363,835.44

                  (g)      Payments, if any, on deposit as of the Determination Date received from
                           any Interest Rate Protection Agreements                                                        $0.00

                  (h)      Reallocated Class D Principal Collections                                                      $0.00

                  (i)      Reallocated Collateral Principal Collections                                                   $0.00

                  (j)      Reallocated Class B Principal Collections                                                      $0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal
                           Collections for Series 2000-3 (total of (a), (b), (c), (d), (e), (f),
                           (g), (h), (i) and (j) above)                                                          $11,018,843.42

         (3)      Available Principal Collections for Series 2000-3 for the Monthly Period
                  immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 2000-3
                           Certificates                                                                          $60,315,984.39


                     ______________________________________

                         Series 2000-3 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


                  (b)      Shared Principal Collections from other Series allocated to the Series
                           2000-3 Certificates                                                                   $43,746,353.62

                  (c)      Additional amounts to be treated as Available Principal Collections
                           pursuant to the Series Supplement                                                      $4,787,661.99

                  (d)      Reallocated Class D Principal Collections                                                      $0.00

                  (e)      Reallocated Collateral Principal Collections                                                   $0.00

                  (f)      Reallocated Class B Principal Collections                                                      $0.00

                  (g)      Available Principal Collections for Series 2000-3 (total of (a), (b)
                           and ( c) minus (d), (e) and (f) above)                                               $108,850,000.00

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)      31-60 days                                                                              $107,027,064
                  (b)      61-90 days                                                                                74,138,638
                  (c)      91 or more days                                                                          152,801,910
                                                                                                                   ------------
                  (d)      Total Delinquencies                                                                     $333,967,611

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust
                           for the Monthly Period immediately preceding the Distribution Date                    $49,748,698.04

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed
                           during the Monthly Period immediately preceding the Distribution Date                  $8,533,109.89

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date [Defaulted Receivables minus Recoveries]                            $41,215,588.15

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date allocable to the Series 2000-3 Certificates (the
                           "Series 2000-3 Defaulted Amount")                                                      $4,787,661.99

                  (e)      The Class A Defaulted Amount [Series 2000-3 Defaulted Amount multiplied
                           by the Class A Percentage]                                                             $3,722,407.20

                  (f)      The Class B Defaulted Amount [Series 2000-3 Defaulted Amount multiplied
                           by the Class B Percentage]                                                               $490,735.35


                     ______________________________________

                         Series 2000-3 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class A Defaulted
                           Amount, (ii) Reallocated Principal Collections applied to such Class A
                           Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount (a "Class A Charge-Off")                                                      $0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per
                           $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                           Certificateholder's investment)                                                            $0.000000

                  (c)      The total amount reimbursed on the Distribution Date in respect of
                           Class A Charge-Offs for prior Distribution Dates                                               $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                           the amount of each Class A Certificateholder's investment)                                 $0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the
                           Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                    $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                           Available Finance Charge Collections applied to such Class B Defaulted
                           Amount, (ii) Reallocated Class D Principal Collections applied to such
                           Class B Defaulted Amount, (ii) Reallocated Class D Principal
                           Collections applied to such Class B Defaulted Amount, (iii) Reallocated
                           Collateral Principal Collections applied to such Class B Defaulted
                           Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of
                           such Class B Defaulted Amount                                                                  $0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal
                           Collections                                                                                    $0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a),
                           "Class B Charge-Offs")                                                                         $0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced
                           on the Distribution Date as set forth in items 7(a), (b) and ( c)                              $0.00


                     ______________________________________

                         Series 2000-3 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                           amount of each Class B Certificateholder's investment)                                     $0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class B Invested Amount on prior Distribution Dates                          $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                           the amount of each Class B Certificateholder's investment)                                 $0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the
                           Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                           and distributions on such Distribution Date                                                    $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of
                           (i) Available Finance Charge Collections applied to such Collateral
                           Defaulted Amount, (ii) Reallocated Class D Principal Collections
                           applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect of such
                           Collateral Defaulted Amount                                                                    $0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                           Collections                                                                                    $0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on
                           the Distribution Date in respect of items 6(a) and 7(a) above                                  $0.00

                  (d)      The total amount by which the Collateral Invested Amount has been
                           reduced on the Distribution Date as set forth in items 8(a), (b) and (c)                       $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                           Dates                                                                                          $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                           withdrawals and distributions on the Distribution Date                                         $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available
                           Finance Charge Collections applied to such Class D Defaulted Amount                            $0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                              $0.00


                     ______________________________________

                         Series 2000-3 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


                  (c)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                               $0.00

                  (d)      The total amount by which the Class D Invested Amount has been reduced
                           on the Distribution Date as set forth in items 9(a), (b) and (c )                              $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class D Invested Amount on prior Distribution Dates                          $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the
                           Class D Interest exceeds the Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on the Distribution Date                                                         $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-3 Monthly Servicing Fee payable to the
                           Servicer on the Distribution Date                                                      $1,020,833.33

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                                $569,950.69

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                                 $94,211.74

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date                                                        $0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                           Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                                       $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date and the related Transfer Date                  $2,721,250.00

                  (b)      The Class A Required Reserve Account Amount                                            $2,721,250.00


                     ______________________________________

                         Series 2000-3 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


         (16)     Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account on the
                           Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on such Distribution Date and the related Transfer Date                          $0.00

                  (b)      The Class B Required Reserve Account Amount                                                    $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                           $544,250,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                             $544,250,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                          1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                            $71,750,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $71,750,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                  Pool Factor                                                                                          1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                         $59,500,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                          $59,500,000.00

         (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                       8.50%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                            $24,500,000.00


                     ______________________________________

                         Series 2000-3 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________


         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $24,500,000.00

         (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                       3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                           $5,931,413,508

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                             $207,775,745

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-3
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 365 divided by the number of days in the calendar month.)
                  Effective November 2002 monthly period.                                                                19.15%

         (2)      The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 2000-3 Certificates as of
                  the last day of the next preceding Monthly Period, multiplied by 12)                                    8.21%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                  2000-3 Certificates for the preceding Monthly Period)                                                  10.94%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 12)                                                                               3.79%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3
                  Certificates for the preceding Monthly Period)                                                          7.15%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance
                  Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of
                  the last day of the next preceding Monthly Period)                                                      9.67%

I)        Series 2000-3 Information for the Last Three Distribution Dates

          1)      Gross Yield

                  a)        07/15/03                            19.15%
                  b)        06/16/03                            16.00%
                  c)        05/15/03                            16.20%

                     ______________________________________

                         Series 2000-3 Monthly Statement
                         July 15, 2003 Distribution Date
                     ______________________________________



          2)      Net Loss Rate

                  a)        07/15/03                            8.21%
                  b)        06/16/03                            7.71%
                  c)        05/15/03                            7.37%

          3)      Net Spread (Portfolio Yield Minus Base Rate)

                  a)        07/15/03                            7.15%
                  b)        06/16/03                            4.26%
                  c)        05/15/03                            4.89%

                  Three Month Average                           5.43%

          4)      Monthly Payment Rate

                  a)        07/15/03                            9.67%
                  b)        06/16/03                            9.49%
                  c)        05/15/03                            9.07%


                          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                          Servicer


                          By: _____________________________
                          Name:         Patricia Garvey
                          Title:        Vice President